UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12

JOHN B. SANFILIPPO & SON, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

John B. Sanfilippo & Son, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

To Be Held on Wednesday, October 29, 2014, for John B. Sanfilippo & Son, Inc.

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information, that are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.

To view the proxy statement and annual report, go to www.proxydocs.com/JBSS. To access your form of proxy while visiting this site, you will need the 12 digit control number in the shaded gray box below. Under the United States Securities and Exchange

Commission rules, proxy materials do not have to be

delivered in paper. Proxy materials can be distributed

by making them available on the Internet. We have

chosen to use these procedures for our Annual

Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of

the proxy materials, you will need to request one,

otherwise you will not receive a paper or e-mail

copy. There is no charge to you for requesting

a copy. In order to receive a paper package

in time for this year’s annual meeting, please

make this request on or before October 14,

2014.

View Proxy Statement and Annual Report Online at

www.proxydocs.com/JBSS

A convenient way to view proxy materials and VOTE!

To view your proxy materials online, go to www.proxydocs.com/JBSS. Have the 12 digit control number, located in the shaded gray box below, available when you access the website and follow the instructions.

A copy of the proxy statement, annual report, and form of proxy for this particular

Annual Meeting, and all future stockholder meetings, may be requested by:

INTERNET

www.investorelections.com/JBSS

You will need to use the 12 digit control number

located in the shaded gray box below.

TELEPHONE

(866) 648-8133

*E-MAIL

paper@investorelections.com

* If requesting material by e-mail, please send

a blank e-mail with the 12 digit control number

(located below) in the subject line. No other

requests, instructions or other inquiries should be

included with your e-mail requesting material.

ACCOUNT NO.

John B. Sanfilippo & Son, Inc. Notice of Annual Meeting

Date: Wednesday, October 29, 2014

Time: 10:00 A.M. (Central Time)

Place: 1707 N. Randall Road, Elgin, Illinois 60123

Voting Items:

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

01 Governor Jim R. Edgar 02 Ellen C. Taaffe 03 Daniel M. Wright

2. Ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for

the 2015 fiscal year.

3. Advisory vote to approve executive compensation.

4. Approval of the John B. Sanfilippo & Son, Inc. 2014 Omnibus Incentive Plan.

Note: In their discretion, the proxies will be authorized to vote on such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Should you require directions to attend the Annual Meeting and vote in person, please call (847) 214-4612.

Vote In Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the

Annual Meeting. Additionally, a stockholder who has submitted a proxy before the meeting may revoke that proxy in person at the Annual Meeting.

SHARES